MERCER FUNDS

SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 31, 2014, AS SUPPLEMENTED ON SEPTEMBER 18, 2014,

OCTOBER 7, 2014, OCTOBER 23, 2014, DECEMBER 18, 2014 AND FEBRUARY 23, 2015

The date of this Supplement is February 25, 2015.

The following changes are made in the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of Mercer Funds:

1.      Mercer Investment Management, Inc. has terminated SSgA Funds Management, Inc. (“SSgA FM”) as subadviser to each of the Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund, and Mercer Global Low Volatility Equity Fund, effective immediately. All information relating to SSgA FM is deleted from the Class S Shares and Class Y Shares Prospectuses.

2.      The following information relating to each of the Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund is added to the captions titled “Fund Management—Subadvisors and Portfolio Managers” on pages 5, 10, 15, 20, 27, 34 and 41, respectively, of the Class S Shares Prospectus, and on pages 5, 10, 15, 20, 27, 34 and 42, respectively, of the Class Y Shares Prospectus:

Parametric Portfolio Associates LLC (“Parametric”)

•	Justin Henne, CFA, Managing Director, Customized Exposure Management, joined The Clifton Group in 2004, which was acquired by Parametric in 2012. Mr. Henne began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

•	Ricky Fong, CFA, Portfolio Manager, joined The Clifton Group in 2010, which was acquired by Parametric in 2012. Mr. Fong began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

•	Matt Liebl, CFA, Portfolio Manager, joined the Clifton Group in 2007, which was acquired by Parametric in 2012. Mr. Liebl began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.
1

3.      The following information relating to each of the Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund is added to the section titled “Details about the Funds—The Subadvisors” beginning on pages 58, 61, 65, 68, 72, 77 and 82, respectively, of the Class S Shares Prospectus and pages 60, 63, 67, 70, 74, 79 and 84, respectively, of the Class Y Shares Prospectus:

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a subadvisor to the Fund. Parametric is majority-owned by Eaton Vance Corp., a publicly traded company.

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA, Ricky Fong, CFA and Matt Liebl, CFA. Mr. Henne is a Managing Director, Customized Exposure Management, at Parametric. Mr. Henne joined The Clifton Group, which was acquired by Parametric in December 2012, in 2004. Mr. Fong is a Portfolio Manager at Parametric. Mr. Fong joined The Clifton Group, which was acquired by Parametric in December 2012, in 2010 as an investment analyst and was promoted to Portfolio Manager in 2014. Mr. Liebl is a Portfolio Manager at Parametric. Mr. Liebl joined The Clifton Group, which was acquired by Parametric in December 2012, in 2007 as an investment analyst and was promoted to Portfolio Manager in 2012.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Advisor. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

2

MERCER FUNDS

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2014, AS SUPPLEMENTED ON SEPTEMBER 18, 2014,

OCTOBER 7, 2014, OCTOBER 23, 2014, DECEMBER 18, 2014 AND

FEBRUARY 23, 2015

The date of this Supplement is February 25, 2015.

The following changes are made in the Statement of Additional Information of Mercer Funds:

1.      Mercer Investment Management, Inc. has terminated SSgA Funds Management, Inc. (“SSgA FM”) as subadviser to each of the Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund, and Mercer Global Low Volatility Equity Fund, effective immediately. All information relating to SSgA FM is deleted from the Statement of Additional Information.

2.      In the section titled “Subadvisors and Portfolio Managers,” the following information relating Parametric Portfolio Associates LLC is added to page 47:

Parametric Portfolio Associates (“Parametric”), headquartered at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a subadvisor to the Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund.  Parametric is majority-owned by Eaton Vance Corp., a publicly traded company. Parametric is registered as an investment adviser under the Advisers Act.

3.      In Appendix B, entitled “Proxy Voting Policies,” the following information is added:

PARAMETRIC PORTFOLIO ASSOCIATES LLC

PROXY VOTING POLICY

We recognize our responsibility to exercise proxy voting authority with respect to those client accounts over which we have been delegated the authority to vote proxies. Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social concerns, among others, which deserve careful review and consideration. Exercising the proxy vote has economic value for our clients, and therefore, we consider it to be our fiduciary duty to preserve and protect the assets of our clients including proxy votes for their exclusive benefit.

It is our policy to vote proxies in a prudent and diligent manner after careful review of each company's proxy statement. We vote on an individual basis and base our voting decision exclusively on our reasonable judgment of what will serve the best financial interests of our clients, the beneficial owners of the security. Where economic impact is judged to be immaterial, we typically will vote in accordance with management’s recommendations. In

1

determining our vote, we will not and do not subordinate the economic interests of our clients to any other entity or interested party.

Our responsibility for proxy voting for the shareholders of a particular client account will be determined by the investment management agreement or other documentation. Upon establishing that we have such authority, we will instruct custodians to forward all proxy materials to us.

For those clients for whom we have undertaken to vote proxies, we will retain final authority and responsibility for such voting. In addition to voting proxies, we will:

•	Provide clients with this proxy voting policy, which may be updated and supplemented from time to time;
•	Apply the policy consistently and keep records of votes for each client in order to verify the consistency of such voting;
•	Keep records of such proxy voting available for inspection by the client or governmental agencies - to determine whether such votes were consistent with policy and demonstrate that all proxies were voted; and
•	Monitor such voting for any potential conflicts of interest and maintain systems to deal with these issues appropriately.

Voting Policy

Unless specifically directed in writing by the client, Parametric follows the general guidelines below with regards to voting management initiatives and shareholder initiatives.

We generally vote with management in the following cases:

•	“Normal” elections of directors
•	Approval of auditors/CPA
•	Directors’ liability and indemnification
•	General updating/corrective amendments to charter
•	Elimination of cumulative voting
•	Elimination of preemptive rights
•	Capitalization changes which eliminate other classes of stock and voting rights
•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs
•	Stock purchase plans with an exercise price of not less than 85% fair market value
•	Stock option plans that are incentive-based and are not excessive
•	Reductions in supermajority vote requirements
•	Adoption of anti-greenmail provisions

We generally will not support management in the following initiatives:

•	Capitalization changes that add classes of stock which are blank check in nature or that dilute the voting interest of existing shareholders
•	Changes in capitalization authorization where management does not offer an appropriate rationale, or that are contrary to the best interest of existing shareholders
•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
•	Amendments to by-laws which would require super-majority shareholder votes to pass or repeal certain provisions
•	Classified boards of directors
•	Re-incorporation into a state which has more stringent anti-takeover and related provisions
2

•	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding
•	Excessive compensation or non-salary compensation related proposals
•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under our fiduciary obligations, it is typically inappropriate to use client assets to carry out such social agendas or purposes. Therefore, shareholder proposals are examined closely for their effect on the best interest of shareholders (economic impact) and the interests of our clients, the beneficial owners of the securities. In certain cases, an alternate course of action may be chosen for a particular account if socially responsible proxy voting or shareholder activism is a component of the client’s investment mandate.

When voting shareholder proposals, initiatives related to the following items are generally supported:

•	Auditors attendance at the annual meeting of shareholders
•	Election of the board on an annual basis
•	Equal access to proxy process
•	Submit shareholder rights plan poison pill to vote or redeem
•	Revise various anti-takeover related provisions
•	Reduction or elimination of super-majority vote requirements
•	Anti-greenmail provisions

We generally will not support shareholders in the following initiatives:

•	Requiring directors to own large amounts of stock before being eligible to be elected
•	Restoring cumulative voting in the election of directors
•	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders
•	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts of restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principals.

On occasion, we will elect to “take no action” when it is determined that voting the proxy will result in share blocking, which prevents us from trading that specific security for an uncertain period of time prior to the next annual meeting. Additionally, we may “take no action” if the economic effect on shareholders’ interests or the value of the portfolio holdings is indeterminable or insignificant.

Proxy Committee

The Proxy Committee is responsible for voting proxies in accordance with Parametric Portfolio Associates’ Proxy Voting Policy. The committee maintains all necessary corporate meetings, executes voting authority for those meetings, and maintains records of all voting decisions.

The Proxy Committee consists of the following staff:

•	Proxy Administrator
•	Proxy Administrator Supervisor
•	Portfolio Management Representative
•	Chief Investment Officer
3

In the case of a conflict of interest between Parametric Portfolio Associates and its clients, the Proxy Committee will meet to discuss the appropriate action with regards to the existing voting policy or outsource the voting authority to an independent third party.

Recordkeeping

Proxy Voting records are maintained for 5 years. Records can be retrieved and accessed via our third- party vendor.

In addition to maintaining voting records, Parametric Portfolio Associates maintains the following:

•	Current voting policy and procedures;
•	All written client requests as they relate to proxy voting; and,
•	Any material research documentation related to proxy voting.

To Obtain Proxy Voting Information

Clients have the right to access any voting actions that were taken on their behalf. Due to confidentiality, voting records will not be provided to any third party unless authorized by the client.

PROCEDURES:

These procedures should be read in connection with the Proxy Voting Policy.

•	All proxies must be voted when such voting authority has been authorized.
•	Non-routine proxies must be forwarded to the appropriate analyst/portfolio manager for review.
•	Analysts/portfolio managers must complete, sign and return the proxy forms.
•	Routine proposals will be voted in a manner consistent with the firm’s standard proxy voting policy and will be voted accordingly, unless notified otherwise by the analyst/portfolio manager.
•	Non-routine proposals (i.e., those outside the scope of the firm’s standard proxy voting policy) will be voted in accordance with analyst/portfolio manager guidance, and such rational will be documented via the Non-routine Proxy Voting Form (below).
•	Periodically, Parametric Compliance will distribute a list of potentially Conflicted Companies to the Proxy Administrator. This list consists of corporate affiliates and significant business partners and is prepared by the Parametric’s parent company Eaton Vance. When presented with proxies of Conflicted Companies, the Proxy Administrator shall:
	o	If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the “Policies”), she will (i) inform the CCO and Chief Investment Officer (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.
	o	If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein, or if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Proxy Administrator will seek instruction on how the proxy should be voted from members of the Proxy Committee.
	o	If deemed necessary the Proxy Committee may seek instructions from:
		▪	The client, in the case of an individual or corporate client;
		▪	The Board of Directors, in the case of a Fund, or any committee identified by the board; or
		▪	The adviser, in situations where the adviser acts as a sub-adviser or overlay manager to such adviser.
4

o	If the client, Fund Board of Directors or adviser, as the case may be, does not instruct the adviser on how to vote the proxy, the adviser will generally vote according to the guidelines, in order to avoid the appearance of impropriety. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

4.      In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” the following information is added under the headings Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund beginning on pages C-1, C-7, C-16, C-23, C-29, C-36 and C-43, respectively:

Parametric Portfolio Associates LLC (“Parametric”)

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA, Ricky Fong, CFA and Matt Liebl, CFA.

Compensation

Compensation of investment professionals at Parametric has three primary components: (1) a base salary; 2) an annual cash bonus; and (3) annual equity-based compensation.

Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals are reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid and/or put into effect at, or shortly after, the firm’s fiscal year-end, October 31.

Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. (“EVC”). Cash bonuses are determined based on a target percentage of Parametric’s profits. While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

The firm also maintains the following arrangements:

5

•	Employment contracts for key investment professionals and senior leadership.
•	Employees are eligible for Eaton Vance equity grants that vest over a 5-year period from grant date. The vesting schedule for each grant is 10% in year 1, 15% in year 2, 20% in year 3, 25% in year 4, and 30% in year 5.
•	Ownership stake in Parametric Portfolio LP for key employees.
•	Profit Sharing that vests over a 5-year period from employee’s start date. The vesting schedule for the Profit Sharing is 20% per year from the employee’s start date.

Ownership of Fund Shares

As of January 31, 2015, Messrs. Henne, Fong and Liebl did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Mr. Henne manages:

	Total Accounts*		Accounts with Performance Fees*
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	23	$429.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	371	$46,816.2	0	$0

In addition to the Fund, Mr. Fong manages:

	Total Accounts*		Accounts with Performance Fees*
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	22	$355.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	54	$5,197.7	0	$0
6

In addition to the Fund, Mr. Liebl manages:

	Total Accounts*		Accounts with Performance Fees*
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	22	$355.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	54	$5,197.7	0	$0

*	As of January 31, 2015.

Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

Potential Conflicts of Interest

Parametric has a fiduciary obligation to act at all times in the best interests of its clients. It is the responsibility of Parametric’s senior management in conjunction with Parametric’s compliance department to ensure the protection of client assets. Parametric compliance policies and procedures are designed to identify real and potential conflicts of interest, and further manage these conflicts of interest. Conflicts of interest may arise when Parametric places its own interests or the interests of its affiliates ahead of its clients’ interests, or when Parametric places the interests of certain clients ahead of other clients’ interests. Parametric regularly monitors and evaluates the nature of its business and other key relationships, including its affiliate relationships, in order to prevent material conflicts with its clients.

Conflicts of interest may arise for individual employees as well. To identify and assess potential conflicts of interest, all employees are required to disclose all external and internal potential conflicts of interest including, but not limited to, outside business activities, related persons employed in the securities industry, board membership, and any relationships with public companies.

Parametric anticipates that, in appropriate circumstances and consistent with the client's investment objectives, it will cause accounts over which Parametric has management authority to recommend the purchase or sale of securities in which Parametric and/or its other clients, directly or indirectly, have a position or interest. From time to time, Parametric or its affiliates may also recommend to investment advisory clients or prospective clients the purchase or sale of mutual funds in which Parametric receives a sub-advisory fee. Subject to satisfying Parametric’s Code of Ethics policy and applicable laws, officers, directors and employees of Parametric may trade for their own accounts in securities that are recommended to and/or purchased for their clients.

Parametric’s Code of Ethics is designed to reasonably address conflicts of interest between Parametric and its clients and to ensure that the activities, interests and relationships of employees will not interfere with making decisions in the best interest of advisory clients. Parametric’s compliance department monitors employee

7

trading to reasonably ensure that employees have complied with the restrictions outlined in the Code of Ethics, and to verify that employees are not taking advantage of their inside position.

Throughout the year Parametric’s compliance department will perform ongoing compliance testing, and will consider whether any new or unidentified potential conflicts of interest between Parametric and its clients have arisen. Parametric’s compliance department will also review information disclosed in Form ADV Parts 1 and 2, making revisions and updates as needed. If it is determined that a gap in Parametric’s policies and procedures exists, Parametric’s compliance department will work with management to promptly develop and adopt policies and procedures reasonably designed to address such potential conflict(s).

8

MERCER FUNDS

MERCER EMERGING MARKETS EQUITY FUND

SUPPLEMENT TO
THE CLASS Y-3 SHARES PROSPECTUS
DATED JULY 31, 2014, AS SUPPLEMENTED ON SEPTEMBER 18, 2014,

OCTOBER 23, 2014 AND DECEMBER 18, 2014

The date of this Supplement is February 25, 2015.

The following changes are made in the prospectus of the Class Y-3 shares (the “Class Y-3 Shares Prospectus”) of The Mercer Emerging Markets Equity Fund, a series of the Mercer Funds:

1.      Mercer Investment Management, Inc. has terminated SSgA Funds Management, Inc. (“SSgA FM”) as subadviser to the Mercer Emerging Markets Equity Fund, effective immediately. All information relating to SSgA FM is deleted from the Class Y-3 Shares Prospectus.

2.      The following information relating to the Mercer Emerging Markets Equity Fund is added to the captions titled “Fund Management—Subadvisors and Portfolio Managers” on page 7 of the Class Y-3 Shares Prospectus:

Parametric Portfolio Associates LLC (“Parametric”)

•	Justin Henne, CFA, Managing Director, Customized Exposure Management, joined The Clifton Group in 2004, which was acquired by Parametric in 2012. Mr. Henne began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

•	Ricky Fong, CFA, Portfolio Manager, joined The Clifton Group in 2010, which was acquired by Parametric in 2012. Mr. Fong began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

•	Matt Liebl, CFA, Portfolio Manager, joined the Clifton Group in 2007, which was acquired by Parametric in 2012. Mr. Liebl began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

3.      The following information relating to the Mercer Emerging Markets Equity Fund is added to the section titled “Details about the Funds—The Subadvisors” beginning on page 9 of the Class Y-3 Shares Prospectus:

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a subadvisor to the Fund. Parametric is majority-owned by Eaton Vance Corp., a publicly traded company.

1

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA, Ricky Fong, CFA and Matt Liebl, CFA. Mr. Henne is a Managing Director, Customized Exposure Management, at Parametric. Mr. Henne joined The Clifton Group, which was acquired by Parametric in December 2012, in 2004. Mr. Fong is a Portfolio Manager at Parametric. Mr. Fong joined The Clifton Group, which was acquired by Parametric in December 2012, in 2010 as an investment analyst and was promoted to Portfolio Manager in 2014. Mr. Liebl is a Portfolio Manager at Parametric. Mr. Liebl joined The Clifton Group, which was acquired by Parametric in December 2012, in 2007 as an investment analyst and was promoted to Portfolio Manager in 2012.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Advisor. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

2